Going Concern Considerations	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements
Going concern considerations:

3. Going concern considerations

As of December 31, 2018, the Partnership reported cash and cash equivalents of $109.9 million and a working capital deficit of $159.8 million, resulting primarily from the upcoming maturity of the Partnership’s 2019 Notes on October 30, 2019. Although the Partnership’s liquidity is unpredictable since it is dependent on numerous factors that are outside of the Partnership’s control, certain Partnership expenditures and revenues may be estimated. Such Partnership expenditures and revenues include (i) the scheduled repayment of principal and interest on the Partnership’s debt, (ii) the payment of distributions on the Partnership’s common and preferred units, when, as and if declared in the sole discretion of its’ Board of Directors, (iii) the payment of expected capital expenditures and working capital and (iv) the maintenance of cash reserves to satisfy the liquidity covenant contained in the 2019 Notes and (v) the Partnership revenues contracted to be earned under long-term charter agreements.

The Partnership’s 2019 Notes mature on October 30, 2019, which upcoming maturity has been the primary cause of the Partnership’s working capital deficit as of December 31, 2018. The Partnership estimates that available cash and cash expected to be generated from operating activities will not be sufficient to repay the 2019 Notes when they become due on October 30, 2019. Based on the foregoing, there is substantial doubt about the Partnership’s ability to continue as a going concern.

On October 23, 2018, the Partnership concluded an underwritten public offering of 2.2 million 8.75% Series B Fixed to Floating Cumulative Redeemable Perpetual Preferred Units (the “Series B Preferred Units”) resulting in net proceeds of $53.0 million, which may be used to partially repay the 2019 Notes. In an effort to address the repayment of the remaining amount outstanding under the 2019 Notes and the working capital requirements over the next 12 months, the Partnership is exploring, on an ongoing basis, several capital raising alternatives which may include issuing, in public or private transactions, additional secured or unsecured debt, debt securities, equity securities, entering into other refinancing transactions or a combination of the foregoing.

The Partnership continues to evaluate all of its refinancing options with respect to the 2019 Notes and to address the liquidity needs of the Partnership and, since the Partnership believes it will receive the additional financing it requires, the consolidated financial statements of the Partnership have been prepared assuming the Partnership will continue as a going concern. No adjustments, other than with respect to classifying the 2019 Notes under current liabilities which is in accordance with its current maturity, have been made to the Partnership’s consolidated financial statements as of December 31, 2018.